COLLATERAL ASSIGNMENT OF DOCUMENTS, RIGHTS AND CLAIMS
            -----------------------------------------------------


 THIS COLLATERAL ASSIGNMENT OF DOCUMENTS, RIGHTS AND CLAIMS (hereinafter referred to as this "Assignment"), made as of the 12th day of January, 1999, by WELLSFORD FINANCE, INC., a Maryland corporation ("Borrower"), to BANKBOSTON, N.A., a national banking association, as Agent for itself, and the other lending institutions (collectively, the "Lenders") which may become parties to the Credit Agreement (as hereinafter defined) (in such capacity, "Agent").


                            W I T N E S S E T H:
                            - - - - - - - - - -

 WHEREAS, the Lenders have agreed to provide a revolving credit facility (the "Loan") to Borrower pursuant to the Credit Agreement, which Loan is evidenced by the Notes (as hereinafter defined); and

 WHEREAS, as additional security for the Loan, Borrower desires to assign to Agent, for the benefit of the Lenders, and grant to Agent, for the benefit of the Lenders, a security interest in and to, all of Borrower's right, title, equity and interest in and to the Collateral (as hereinafter defined);

 NOW THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00), the mutual covenants and promises herein contained, and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, Borrower and Agent do hereby covenant and agree as follows:

                                 ARTICLE ONE
                                 -----------

                                 DEFINITIONS
                                 -----------

 1.01 In addition to such other terms as are elsewhere defined herein, the following terms shall have the following meanings, as used in this Assignment and in any exhibits attached hereto, unless the context requires otherwise:

      "Abbey Loan" shall mean that certain revolving credit loan evidenced by the Abbey Loan Documents.

      "Abbey Loan Documents" shall mean that certain Revolving Credit Agreement between Morgan and the various entities named therein as "Borrower" dated August 28, 1997, as amended by that certain Amendment to Revolving Credit Agreement dated April 6, 1998 between Morgan and the various entities named therein as "Borrower", and as further amended by that certain Second Amendment to Revolving Credit Agreement dated December 23, 1998 between Morgan and the various entities named therein as "Borrower" and such other documents described on Exhibit "B" attached hereto, and each other document executed after the date hereof evidencing, securing or otherwise relating to the transactions contemplated thereby, as the same may be varied, extended, supplemented, consolidated, amended, replaced, renewed, modified or restated.

      "BKB" shall mean BankBoston, N.A., a national banking association.

      "Assignment and Acceptance Agreement" shall mean that certain Assignment and Acceptance Agreement between Borrower and Agent.

      "Collateral" shall mean collectively, all of the Borrower's right, title, equity and interest in and to:

           (a) The participation agreements, participation certificates, notes, deeds of trust, assignments, pledges, financing statements and other documents and instruments described on Exhibit "A" attached hereto and made a part hereof, including, without limitation, the Collateral Notes, Collateral Participation Documents, Collateral Deeds of Trust, the Collateral Security Documents and all rights and interests thereunder, together with any and all amendments, modifications, consolidations, replacements, renewals, restatements or supplements thereto; and

           (b) All security for the indebtedness or other obligations evidenced by the documents and instruments described in Section 1.01(a) above, including without limitation the Property, and all liens, security interests and title of Borrower with respect thereto; and

           (c) All documents evidencing the documents and instruments described in Section 1.01(a) above or any security therefor or guaranties thereof, all title insurance (whether evidenced by policies, commitments or otherwise) issued with respect to the Property and to any other security for the documents and instruments described in Section 1.01(a) above, all accounts, funds, participation interests, lockboxes, leases, books, files, records, programs, ledger books, computer tapes arising from or created in connection with such documents and instruments and all other instruments, documents, agreements and writings now or hereafter executed by, in favor of or for the benefit of Borrower or any prior holder of such documents and instruments in connection with any of the foregoing, and all other documents now or hereafter delivered or to be delivered to or for the benefit of Borrower or any prior holder of such documents and instruments under the documents and instruments described in Section 1.01(a) above (all of said Collateral Notes, Collateral Participation Documents, Collateral Deeds of Trust, Collateral Security Documents and other documents, policies, instruments and agreements, and any and all additions, renewals, extensions, amendments, modifications, consolidations, restatements or supplements thereto of any of the foregoing, being hereinafter referred to collectively as the "Collateral Documents"); and

           (d) All payments of any kind or nature whatsoever, now or hereafter due and to become due under the Collateral Documents, all collections thereon and all other amounts paid thereunder, including without limitation all prepayments under the Collateral Documents, and all other cash and non-cash proceeds of the Collateral Documents, or of any other collateral for the obligations of Obligor under the Collateral Documents and on account of any claim, rights or choses in action against Obligor or otherwise pursuant to the Collateral Documents held by Borrower; and

           (e) All claims, rights and privileges obtained by Borrower in connection with the making of the loan to the Woodlands Borrowers or the purchase of the Junior Participation from Morgan evidenced by the Collateral Documents, together with the Property and all other property described in the Collateral Documents, and all the powers, options, privileges, immunities, claims, actions and causes of action contained in or arising from any of the foregoing;

           (f) All present and future accounts, general intangibles, contract rights, chattel paper or instruments arising out of or with respect to any of the foregoing;

           (g) Any and all renewals and extensions of any of the foregoing and any and all replacements or substitutions for any of the foregoing; and

           (h)  All proceeds and products of the foregoing of every type.

      "Collateral Deeds of Trust" shall mean collectively, the deeds of trust, mortgages and deeds to secure debt described as item 4 and 8 on Exhibit "A" attached hereto and made a part hereof as the same may now or hereafter be modified, amended, extended, renewed, consolidated, restated or supplemented.

      "Collateral Notes" shall mean, collectively, the Commercial Company Second Secured Term Loan Note and the Land Company Second Secured Term Loan Note as the same may now or hereafter be modified, amended, extended, renewed, consolidated, restated or supplemented.

      "Collateral Participation Documents" shall mean, collectively, the Participation Agreement, the Participation Certificate and the Abbey Loan Documents.

      "Collateral Security Documents" shall mean, collectively, the pledge agreements, the stock pledge agreements, collateral assignments, credit agreement and other instruments and documents described as items 1-16 on Exhibit "A" attached hereto.

      "Commercial Company Second Secured Term Loan Note" shall mean that certain Commercial Company Second Secured Term Loan Note dated December 28, 1998 in the principal face amount of $4,186,991.87 by the Woodlands Borrowers to the order of Borrower.

      "Credit Agreement" shall mean the Revolving Credit Agreement dated of even date herewith among Borrower, BKB, the other lending institutions which may become parties thereto and Agent, as originally executed, or if varied, extended, supplemented, consolidated, amended or restated from time to time as so varied, extended, supplemented, consolidated, amended or restated.

      "Default" shall mean any event which, with the giving of notice or the lapse of time, or both, would become an Event of Default.

      "Event of Default" shall mean (a) any default in the payment or performance of the obligations of Borrower hereunder, or (b) any representation or warranty of Borrower hereunder proving to be untrue in any material respect upon the date when made or deemed to have been made or repeated, or (c) any Event of Default under the Credit Agreement, or (d) any default shall exist or an event which with the passage of time or the giving of notice, or both, might constitute a default shall have occurred under the Collateral Documents or the Abbey Loan Documents or any of them (there shall be no right to cure an Event of Default under (d), above.)

      "Junior Participation" shall have the meaning given such term in the Participation Agreement.

      "Land Company Second Secured Term Loan Note" shall mean that certain Land Company Second Secured Term Loan Note dated December 28, 1998 in the principal face amount of $10,813,008.13 made by the Woodlands Borrowers to the order of Borrower.

      "Loan Documents" shall have the meaning given to such term in the Credit Agreement.

      "Morgan" shall mean Morgan Guaranty Trust Company of New York, a New York banking corporation.

      "Notes" shall have the meaning given such term in the Credit Agreement.

      "Obligations" shall mean:

           (a) The debt evidenced by the Notes together with interest as therein provided;

           (b) The full and prompt and payment and performance of all of the provisions, agreements, covenants and obligations contained in the Credit Agreement;

           (c) The full and prompt payment and performance of all of the provisions, agreements, covenants and obligations herein contained and contained in any other of the Loan Documents, and the payment of all other sums therein covenanted to be paid; and

           (d) Any and all additional advances made by Agent or any Lender to protect or preserve the Collateral or the security interest created hereby.

      "Obligor" shall mean, individually and collectively, the Woodlands Borrowers, Morgan, each respective obligor or payor under the Abbey Loan Documents, and each respective obligor or payor under the other Collateral Documents.

      "Participation Agreement" shall mean that certain Loan Participation Agreement dated as of August 28, 1997 between Morgan and Wellsford Real Properties, Inc., ("WRP") as assigned to Wellsford Capital ("Capital"), as amended by that certain First Amendment to Participation Agreement, dated April 17, 1998 between Capital and Morgan, and as subsequently assigned to Borrower, as the same may be varied, extended, supplemented, consolidated, amended or restated from time to time.

      "Participation Certificate" shall mean that certain Loan Participation Certificate from Morgan to WRP, as assigned to Capital, as assigned to Borrower which certifies the amount of the funds outstanding and unpaid pursuant to the Participation Agreement.

      "Property" shall mean the real and personal property encumbered by the Collateral Documents and the Abbey Loan Documents.

      "Woodlands Borrowers" shall mean collectively The Woodlands Commercial Properties Company, L.P. and The Woodlands Land Development Company, L.P.

      "Woodlands Credit Agreement" shall mean that certain First Amended and Restated Master Credit Agreement dated as of December 30, 1997, effective as of July 31, 1997 by and among the Woodlands Borrowers, BankBoston, N.A., individually and as Agent, Morgan Stanley Senior Funding, Inc. and the other banks from time to time party thereto as originally executed, or if varied, extended, supplemented, consolidated, amended or restated from time to time as so varied, extended, supplemented, consolidated, amended or restated.

                                 ARTICLE TWO
                                 -----------

                                 ASSIGNMENT
                                 ----------

 2.01 Assignment of, and Grant of Security Interest in, the Collateral. As security for the full and prompt payment and performance by Borrower of the Obligations, Borrower hereby transfers, assigns, pledges, conveys to, grants a security interest in, and deposits with, Agent, for the benefit of Lenders, the Collateral and all right, title, equity and interest of Borrower in and to the Collateral. It is the intention of the parties hereto that Agent shall have a continuing, general lien upon, security title to and security interest in the Collateral for the benefit of Lenders.

 2.02 Terms of Assignment. It is acknowledged and agreed by the parties hereto that Agent shall have sole and exclusive possession of the Collateral and that this Assignment constitutes a present and current assignment of all the Collateral and is effective upon the execution and delivery hereof. Payments under or with respect to the Collateral shall be made as follows:

      (a) Except as hereinafter specifically set forth, Borrower shall have no right to receive payments made under or with respect to the Collateral, and all such payments shall be delivered directly by Obligor or any other party liable thereon to Agent for the benefit of Lenders.

      (b) If Borrower shall receive any payments made under or with respect to the Collateral, Borrower shall hold all such payments in trust for Agent, will not co-mingle such payments with other funds of Borrower, and will immediately pay and deliver in kind, all such payments directly to Agent for application by Agent and Lenders in satisfaction of the Obligations in such order as Agent and Lenders shall determine in accordance with the applicable provisions of the Credit Agreement.

      (c) Borrower hereby agrees for the benefit of Obligor that all payments actually received by Agent shall be deemed payments to Borrower by Obligor. Agent and Lenders shall apply any and all such payments actually received by Agent in satisfaction of the Obligations in such order as Agent and Lenders shall determine in accordance with the applicable provisions of the Credit Agreement. Agent shall return to Borrower that portion of any payments actually received by Agent from Obligor which Agent determines, in the exercise of its sole discretion, is not needed to repay the Obligations.

      (d) In furtherance of the foregoing, Borrower does hereby notify and direct Obligor that all payments under or with respect to the Collateral shall be made directly to Agent at the address of Agent set forth in the Credit Agreement.

Notwithstanding anything in this Section 2.02 to the contrary, so long as no Event of Default has occurred, Borrower shall have a license (revocable upon the occurrence of an Event of Default) to collect, but no more than one (1) month prior to accrual, all amounts payable and to be applied as current interest under the Collateral Notes or any other Collateral Document or payments made by Morgan under the Participation Agreement with respect to payments of interest under the Abbey Loan Documents; it being understood and agreed that such license shall not extend to other amounts payable under the Collateral Notes, the Collateral Participation Documents or other Collateral Documents, including, without limitation, any voluntary or involuntary payment of principal or amounts attributable to principal paid under the Abbey Loan Documents.

                                ARTICLE THREE
                                -------------

            COVENANTS, REPRESENTATIONS AND WARRANTIES OF BORROWER
            -----------------------------------------------------

 Borrower hereby warrants and represents to, and covenants and agrees with, Agent as follows:

 3.01 Delivery of Collateral The original of each Collateral Note, endorsed by Borrower, and the original of each Collateral Participation Document, has been delivered to Agent. All actions required under any Collateral Note, Collateral Participation Document or any other Collateral Document and applicable law have been duly taken in order to constitute Borrower the holder of the Collateral Notes, Collateral Participation Documents and the Collateral Documents and to constitute Agent the holder of a first priority security interest in each Collateral Note, Collateral Participation Document and Collateral Document. None of the Collateral Notes, Collateral Participation Documents, Collateral Deeds of Trust, Collateral Security Documents and other Collateral Documents has been amended, modified, consolidated, supplemented or replaced except as expressly described on Exhibit "A" attached hereto.

 3.02 Enforceability of This Assignment. This Assignment constitutes the legal, valid and binding obligation of Borrower enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws generally affecting the rights of creditors.

 3.03 Right to Execute This Assignment. There are no restrictions on the transfer of the Collateral, and Borrower has full right, power and authority to enter into, deliver and execute this Assignment. The execution and delivery of this Assignment, and the consummation of the transactions contemplated herein, and the fulfillment of, and the compliance with, the terms and conditions of this Assignment do not and will not (i) violate or conflict with any of the terms or provisions of the Collateral; (ii) violate any provision of any judicial or administrative order, award, judgment or decree applicable to Borrower, the Collateral or the Property; or (iii) conflict with, result in a breach of or a right to cancel, or constitute a default under, the articles of incorporation or by-laws of Borrower, or any agreement or instrument to which Borrower is a party or by which Borrower, the Collateral or the Property is bound.

 3.04 No Amendment of Collateral. Borrower shall not (i) make any additional loans or advances which would be evidenced or secured by the Collateral Notes and Collateral Deeds of Trust except for protective advances thereunder; or
(ii) make any additional loans or advances which would be evidenced or secured by the Collateral Participation Documents except for advances expressly required pursuant to the terms of the Participation Agreement, and shall not abandon, alter, amend, cancel, modify, release, relinquish, supplement, surrender, terminate or waive, and shall not enter into or give any agreement, approval or consent with respect to, any of the Collateral or any part thereof or any interest therein or any collateral for the obligations evidenced by the Collateral Notes, Collateral Participation Documents or other Collateral Documents, and any attempt to do so without the prior written consent of Agent shall be void and ineffective.

 3.05 Pending Litigation. There are no actions, suits or proceedings pending, or to the knowledge of Borrower, threatened against or affecting Borrower, Maker, the Collateral or the Property, or any of them at law or in equity, or before or by any government authority.

 3.06 No Defenses. The assignment of the Collateral pursuant to this Assignment creates no defense to the payment thereof and is effective to convey to Agent, for the benefit of Lenders, all rights of Borrower to collect the Collateral.

 3.07 Information About Collateral. The names, amounts owing, due dates and other facts furnished to Agent with respect to any of the Collateral have been and will be correctly stated. Borrower shall, immediately upon request by Agent, execute and deliver to Agent a sworn affidavit setting forth in detail any and all amounts or payments received by Borrower with respect to the Collateral or any portion thereof during any period specified by Agent or such other reports or information in such form and detail as Agent shall request from time to time. Borrower shall promptly forward to Agent copies of all financial or property information, loan documents, budgets, leases, leasing reports, rent rolls, insurance certificates and policies, default notices, acceleration notices and all other communications or information received by Borrower or any agent or servicer for Borrower from Maker or from any other party, or sent by Borrower or any agent or servicer for Borrower or Morgan, relating to the Collateral and/or Maker and/or the Property. All records of Borrower relative to the Collateral are and will be kept at the office of Borrower located in New York County, New York. Borrower shall give Agent not fewer than thirty (30) days prior written notice of any proposed change in Borrower's name and any proposed change in the location of the Collateral or of such records, and Borrower will not, without the prior written consent of Agent, move the Collateral or such records to a location outside of New York County, New York or keep duplicate records with respect to the Collateral at any address outside such county. Nothing contained in this subparagraph shall be construed so as to prevent Borrower from keeping material abstracted from the books and records described herein at any of its offices as necessity or convenience dictates.

 3.08 Good Title. Borrower is and shall remain the sole, lawful and beneficial owner of the Collateral free and clear of all liens, restrictions, claims, pledges and encumbrances whatsoever and has the full and complete right, power and authority to create a security interest in the Collateral in favor of Agent in accordance with the terms and provisions of this Assignment. The security interest in the Collateral created hereunder constitutes and will at all times continue to constitute a valid and enforceable first priority perfected security interest in the Collateral in favor of Agent, free and clear of all liens, claims, encumbrances and rights of others. Borrower has made no contract or arrangement of any kind or type whatsoever (whether oral or written, formal or informal), the performance of which by the other party thereto could give rise to a lien on the Collateral. Borrower at all times will defend the Collateral and its proceeds against the claims and demands of all third persons at any time claiming any interest in the Collateral adverse to Agent's interest in the Collateral as granted hereunder.

 3.09 Status of the Collateral. The Collateral is valid and enforceable in accordance with its terms, subject to insolvency, bankruptcy, moratorium and other laws affecting creditors' rights generally, and is in compliance with all applicable laws. The Collateral Documents create a valid, enforceable and perfected first priority lien and security interest in all collateral covered thereby, and the Borrower shall take such actions as are necessary (including, without limitation, the filing of continuation statements) to cause the Collateral Documents to remain a valid, enforceable and perfected first priority lien and security interest therein.

 3.10 No Future Encumbrance or Transfer. Borrower shall not encumber, pledge, anticipate, borrow against, or create any right of offset against the Collateral, and shall not transfer, assign, sell, dispose of, pledge, or convey, option, mortgage, hypothecate or encumber all or any portion of the Collateral.

 3.11 Consents. Any and all consents required to be obtained in connection with the execution, delivery and performance of this Assignment, including without limitation any such consents required by the Participation Documents or the other Collateral Documents, have been obtained. Without limiting the generality of the foregoing, the execution, delivery and performance of all obligations under this Assignment do not and will not require any authorization, consent, approval, order, license or permit from, or filing, registration, or qualification with, or exemption from any of the foregoing from, any governmental agency or other person.

 3.12 Perfection of Security Interest.

      (a) For the purposes of Article 9-401 of the New York Uniform Commercial Code, the principal place of business of Borrower is located in New York County, New York. In the event that Borrower has more than one place of business in the State of New York, its chief executive office is located in New York County, New York. In order to perfect the pledge and security interests granted herein against Borrower, U.C.C. Financing Statements must be filed with Secretary of State of New York and the Office of the Register of the City of New York, New York County.


      (b) Borrower shall, at the request of Agent, execute, acknowledge, and deliver all such further assignments, security agreements, financing statements, endorsements, and assurances as Agent from time to time may require for the better assuring, conveying, assigning and confirming to Agent the Collateral and the rights hereby conveyed or assigned or intended now or hereafter to be conveyed or assigned, and for carrying out the intention or facilitating the performance of the terms of this Assignment, and upon any failure by Borrower so to do, Agent may make, execute, record, file, rerecord and/or refile, acknowledge and deliver any and all such further assignments, security agreements, financing statements, endorsements and assurances for and in the name of Borrower, and Borrower hereby irrevocably appoints Agent the agent and attorney-in-fact with full power of substitutions of Borrower so to do. This power is coupled with an interest. Without limiting the generality of the foregoing, Borrower will obtain such waivers of lien, estoppel certificates or subordination agreements as Lender may require to insure the priority of its security interest in the Collateral. Borrower also shall furnish to Agent such evidence as Agent reasonably may require from time to time to confirm the value of the Collateral.

 3.13 Collateral Compliance and Defense. Borrower shall remain liable and comply with all obligations of Borrower under the Collateral and all other contracts, agreements and instruments related thereto to the extent set forth therein and to the same extent as if this Assignment had not been executed. Borrower, at its sole cost and expense, shall defend any claims against the Collateral or any action that might affect the Collateral or any interest therein. The exercise by Agent of any of its rights hereunder shall not release Maker from any of its duties or obligations under the Collateral or any contracts, agreements and instruments related thereto.

 3.14 Protecting Collateral. Borrower will, but only with the prior written approval of Agent, diligently and in good faith do all things and take all actions, including, without limitation, bringing appropriate actions against any Maker which are necessary or desirable to enforce the obligations of such Maker to make all payments under the Collateral Documents to which it is a party, and to protect and preserve the interest of Agent under this Assignment. Borrower shall pay all taxes and other charges against the Collateral, shall not use the Property or the Collateral illegally, and shall not suffer to exist any loss, theft, damage or destruction of the Property or the Collateral or levy, seizure or attachment of the Property or the Collateral.

 3.15 Rights Under Participation Agreement. Borrower shall take all steps necessary to preserve its rights to service the Abbey Loan pursuant to paragraph 4 of the Participation Agreement and shall provide Agent with evidence of same before Borrower's rights expire thereunder. Borrower shall not propose a servicing plan or asset audit to Morgan with respect to the Abbey Loan without the prior written approval of Agent. Borrower shall not exercise any of its rights to service the Abbey Loan without the prior written approval of Agent.

 3.16 Borrower Conduct. Borrower has done no act or omitted to do any act which might prevent Agent from, or limit Agent in, acting under any of the provisions herein.

 3.17 No Offset. The Collateral Notes and Collateral Participation Documents evidence bona fide indebtedness or obligations owing to Borrower by Maker, and no Maker has any rights to setoff, counterclaim or defenses with respect to the payment or performance of any obligations under the Collateral Documents.

 3.18 No Event of Default Under Loan Documents. No Default or Event of Default by Borrower or any other party exists under this Assignment, and no event has occurred and is continuing which with notice or the passage of time or both would constitute a Default or Event of Default hereunder or under any of the other Loan Documents.

 3.19 Custody of Collateral. Agent's duty with reference to the Collateral shall be solely to use slight care in the custody and preservation of the Collateral, which shall not include any steps necessary to preserve rights against prior parties.

 3.20 Related Documents. There are no documents or agreements which conflict with or vary the terms of the Collateral Documents, and there are no other documents which have not been delivered to Agent which affect or in any way relate to the Collateral Documents.

 3.21 No Maker Default. Each Maker is the sole obligor and grantor under the Collateral to which it is a party as reflected on Exhibit "A" attached hereto, and no event or circumstance has occurred which, with the passage of time or the giving of notice, or both, might constitute a default under any of the terms, covenants or conditions of the Collateral. In the event of a default of any nature under the terms and conditions of the Collateral or the Collateral Documents, Borrower shall promptly deliver to Agent written notice of such default, which notice shall specify in reasonable detail the nature of such default.

 3.22 No Event of Default Under the Abbey Loan Documents. To the best of Borrower's knowledge and belief, no Default or Event of Default exists under any of the Abbey Loan Documents. In the event Borrower becomes aware of a default of any nature under the terms and conditions of the Abbey Loan Documents, Borrower shall promptly deliver to Agent written notice of such default which notice shall specify in reasonable detail the nature of the default.

 3.23 No Prepayment. No prepayment (or with respect to the Junior Participation, any payment attributable to the payment of principal under the Abbey Loan Documents) with respect to the Collateral has been collected or received by Borrower. No prepayment of the indebtedness or obligations evidenced by the Collateral Documents will be collected or received by Borrower without the prior written consent of Agent except for such prepayment as may be expressly permitted by the terms of the Collateral Documents.

 3.24 Collateral Notes Indebtedness. As of the date hereof, the aggregate unpaid principal balance of the Commercial Company Second Secured Term Loan
Note is $4,186,991.87, and the aggregate unpaid principal balance of the Land Company Second Secured Term Loan Note is $10,813,008.13.

 3.25 Abbey Loan Indebtedness. As of January 7, 1999, the aggregate outstanding balance of the Abbey Loan is $92,038,700.00, and interest in the amount of $135,607.22 has accrued and remains outstanding under the Abbey Loan Documents.

 3.26 Participation Interest.  As of January 7, 1999, Borrower's
"Participation Percentage" (as defined in the Participation Agreement) is fifty percent (50%), and the outstanding principal amount of the Junior Participation is $46,019,350.00.

 3.27 Re-Advance Amount. As of the date hereof, no amounts have been re-advanced under the Abbey Loan Agreement within the meaning of Section 2.01(a) thereof.

 3.28 Other Participation Interests. No Bank Junior Participation (as defined in the Participation Agreement) or Senior Default Interest (as defined in the Participation Agreement) currently exist.

 3.29 Modifications. Borrower shall not enter into any modification or amendment of the Collateral Documents nor shall it consent to any modification, amendment or waiver of the Abbey Loan Documents without obtaining the prior written consent of Agent.

 3.30 No Abbey Loan Encumbrances. Borrower shall not consent to the transfer, assignment, sale, disposition of, pledge, conveyance, option, mortgage, hypothecation or encumbrance of all or any portion of the property secured by the Abbey Loan Documents without obtaining the prior written consent of Agent.

 3.31 Change in Collateral Value. Borrower shall promptly notify Agent of any change in the "Collateral Value" (as defined in the Abbey Loan Agreement).

 3.32 Actions by Morgan. Borrower shall promptly notify Agent of any actions, amendments or waivers contemplated by Morgan under the Abbey Loan Documents and the Participation Agreement.

 3.33 Additions; Substitutions. If Borrower shall at any time be entitled to receive or shall receive any cash, certificate or other property, option or right, upon, in respect of, as an addition to, or in substitution or exchange for any of the Collateral or as a result of the exercise of any rights or remedies under the Collateral Documents, whether for value paid by Borrower or otherwise, Borrower agrees that the same shall be deemed to be Collateral and shall be delivered directly to Agent in each case accompanied by proper instruments of encumbrance or assignment (including without limitation a deed of trust, mortgage or security deed) as reasonably required by Agent duly executed by Borrower in such a form as may be required by Agent to be held by Agent subject to the terms hereof, as further security for the Obligations (except as otherwise provided herein with respect to the application of the foregoing to the Obligations). If Borrower receives any of the foregoing directly, Borrower agrees to hold such cash or other property in trust for the benefit of Agent, and to surrender such cash or other property to Agent immediately.

                                ARTICLE FOUR
                                ------------

                               ACTION BY AGENT
                               ---------------

 4.01 Action by Agent. Whether or not an Event of Default has occurred and whether or not Agent is the absolute owner of the Collateral:

      (a) Agent may take such action as Agent may deem necessary to protect the Collateral or its security interest therein, Agent being hereby authorized to pay, purchase, contest and compromise any encumbrance, charge or lien which in the judgment of Agent appears to be prior or superior to its security interest, and in exercising any such powers and authority to pay necessary expenses, employ counsel and pay attorney's fees.

      (b) Agent shall be under no duty or obligation to (i) preserve, process, develop, maintain or protect the Collateral or any of Borrower's rights or interests therein, or (ii) make or give any notices of default (except as may be specifically required herein), presentments, demands for performance, notices of non-performance or dishonor, protests, notices of protests or notices of any other nature whatsoever in connection with the Collateral on behalf of Borrower or any other person having any interest therein; and Agent does not assume and shall not be obligated to perform the obligations of Borrower, if any, with respect to the Collateral. Agent may, at any time and from time to time, without notice or demand and at the expense of Borrower, make requests for information concerning the Collateral from any obligor thereon.

      (c) Agent may, at its sole option, make advances to protect the Collateral and its security therein, or for any reason for which Borrower is permitted under the terms of the Collateral Documents to make advances, and any such advances made by Agent shall be deemed advanced under the Collateral Documents, increasing the indebtedness evidenced and secured thereby, and also shall be deemed advances under the Loan Documents, increasing the Obligations.

      (d) Agent may at any time compromise, transfer and assign the Collateral or any portion thereof and this Assignment.

      (e) Agent shall have the right to attend any meetings or to be a party to any conference calls or other communications between Borrower and Morgan and/or the Obligors under the Abbey Loan Documents with respect to Borrower's servicing rights under the Participation Agreement or actions to be taken by Morgan pursuant to the Abbey Loan Documents, and Borrower agrees that it shall give Agent not less than 48 hours prior notice of such meetings, conference calls or other communications.

 4.02 Default under the Participation Agreement. Notwithstanding anything herein to the contrary, the Borrower hereby expressly agrees that any failure to perform any of the covenants or obligations, or failure to exercise any rights or take such actions necessary to permit Borrower to exercise such rights, of Borrower under the Participation Agreement (collectively a "Participation Default") shall constitute and be deemed to be an Event of Default under this Agreement and the other Loan Documents for which no right to cure shall be available. Without limiting the foregoing, a Participation Default shall conclusively be deemed to have occurred upon the declaration, statement or notice from Morgan as to the existence or occurrence of a Participation Default. The Agent shall have the right, but not the obligation, to pay any sums or to take any action which the Agent deems necessary or advisable to cure any Participation Default (whether or not the Borrower is undertaking efforts to cure such Participation Default or the same is a Participation Default or Event of Default hereunder), and such payment or such action is hereby authorized by the Borrower, and any sum so paid and any expense incurred by the Agent in taking any such action shall be evidenced and secured by this Agreement and shall be immediately due and payable by Borrower to the Agent with interest at the rate for overdue amounts set forth in Section 4.12 of the Credit Agreement until paid. The Agent shall be authorized to take such actions upon the assertion by Morgan of the existence of such Participation Default without any duty to inquire or determine whether such Participation Default exists.

 4.03 Relationship to Assignment and Acceptance Agreement. Borrower and Agent acknowledge and agree that (i) the Assignment and Acceptance Agreement is being executed pursuant to and in connection with this Assignment, and
(ii) upon the occurrence of an Event of Default, the Agent may insert the effective date into the Assignment and Acceptance Agreement and deliver the same to the "Agent" under the Woodlands Credit Agreement.

 4.04 Attorney-In-Fact. Borrower hereby nominates and irrevocably designates and appoints Agent its true and lawful agent and attorney-in-fact with full power of substitution, which appointment is coupled with an interest either in the name of Agent or in the name of Borrower, at Borrower's sole cost and expense, to take any or all of the following actions:

      (a) To do all acts and things and execute all documents which Agent may deem necessary or advisable to perfect and continue perfected the security interest created by this Assignment and to preserve, process, develop, maintain and protect the Collateral and the value thereof and Agent's interest therein, including, without limitation, preparing, signing, filing and recording, for Borrower in Borrower's name, or for Borrower on behalf of any Maker, any financing statement covering or constituting a part of the Collateral;

      (b) To do any and every act which Borrower is obligated to do under this Assignment;

      (c) Whether before or after the occurrence of an Event of Default, to ask for, demand, sue for, attach, levy, settle, compromise, collect, compound, recover, receive and give receipt and acquittances for any and all sums owing or which may become due with respect to the Collateral; to endorse, in the name of Borrower, all checks, notes, drafts, money orders, evidences of payment, or other instruments received in payment of, or on account of, the Collateral or any portion thereof; and to take any and all actions as Agent may deem necessary or desirable in order to realize upon the Collateral, or any portion thereof, including, without limitation, making any statements and doing or taking any acts on behalf of Borrower which are otherwise required of Borrower under the terms of the Collateral or any portion thereof as conditions precedent to the payment of the obligations evidenced by, or to the exercise of, the Collateral or any portion thereof; and to exercise any rights and remedies available under the Collateral Documents and to execute any document or instrument which Agent may deem necessary or desirable in connection therewith, including pleadings, consent orders, stipulations, and other documents and instruments which Agent may deem necessary or desirable in connection with judicial or nonjudicial foreclosure of the Collateral Deeds of Trust or any deed of trust or other security agreement included within the Collateral Documents or other legal actions or proceedings with respect to the Collateral. In addition, Borrower hereby irrevocably designates and appoints Agent its true and lawful attorney-in-fact with full power of substitution either in the name of Agent or Borrower which power is coupled with an interest to (i) sign Borrower's name on any Collateral, drafts against account debtors, assignments, any proof of claim in any bankruptcy or other insolvency proceeding involving any account debtor, any notice of lien, claim of lien or assignment or satisfaction of lien, or on any financing statement or continuation statement under the Uniform Commercial Code; (ii) send verifications of accounts receivable to any account debtor; and (iii) in connection with a transfer of the Collateral as described above sign in Borrower's name any documents necessary to transfer title to the Collateral to Agent or any third party.

      (d)  To endorse and transfer the Collateral upon foreclosure;

provided, however, that Agent shall be under no obligation whatsoever to take any of the foregoing actions or to exercise any of the foregoing authority or power, and Agent shall have no liability or responsibility for any act or omission taken with respect thereto. All of said rights and powers may be exercised by Agent at any time, whether or not an Event of Default has occurred and whether or not Agent is the absolute owner of the Collateral. The foregoing appointment of the Agent as Borrower's attorney-in-fact is irrevocable, coupled with an interest, with full power of substitution and cannot be revoked by insolvency, reorganization, merger, consolidation or otherwise. All acts of said power of attorney are hereby ratified and approved and Agent shall not be liable for any mistake of law or fact made in connection therewith.

 4.05 Necessity for Agent Action or Consent. So long as this Assignment shall be held by Agent as security for the Obligations, (a) no approval, consent, election, waiver or other matter which is given or required or permitted to be given or which inures to the benefit of Borrower under the Collateral Documents shall be deemed to have been given unless and until given by Agent; (b) any matter which is to be established or determined to the satisfaction of Borrower, or which is accepted or required to be accepted by Borrower, shall not be deemed to have been so established, determined or accepted unless and until so established, determined or accepted by Agent;
(c) any matter which is to be received by, delivered to, assigned to or held by Borrower, including any notice to Borrower under the Collateral Documents, shall be deemed to have been received, delivered, assigned or held only when so received, delivered, assigned or held by or to Agent; (d) nothing contained in any of the Collateral Documents may be modified, amended or waived in any manner or respect whatsoever without the consent of Agent, and any such attempted modification, amendment or waiver without such consent shall be null and void; (e) no Collateral may be released without the execution of the documentation of release by Agent, and any attempted release without such execution by Agent shall be null and void; and (f) any exercise of discretion or rights by Borrower, any requirements imposed or to be imposed, or permitted to be imposed, by Borrower hereunder, shall be deemed to have been exercised or imposed only when so exercised or imposed by Agent. The rights of Agent under this section may be exercised by Agent solely at the option of Agent or the Agent upon the direction of the Majority Lenders (as defined in the Credit Agreement) in accordance with the Credit Agreement, and Agent shall have no obligation to give any consent or take any other action whatsoever contemplated hereby. Without implying any limitation upon the scope of Section 7.01 hereof, it is specifically noted that the provisions of Section 7.01 hereof apply, without limitation, to any action or failure to act on the part of Lender with respect to the matters contemplated by this Section 4.03.

                                ARTICLE FIVE
                                ------------

                     ENFORCEMENT OF COLLATERAL DOCUMENTS
                     -----------------------------------

 Borrower acknowledges and agrees that Agent at all times, whether or not an Event of Default has occurred and whether or not Agent is the absolute owner of the Collateral, shall have the right, but not the obligation, to exercise and enforce, in its own name or in Borrower's name, any or all rights and remedies of Borrower under the Collateral Documents to the exclusion of Borrower, including but not limited to the right to inspect the Property, to receive information and documents, to declare due the indebtedness secured by the Collateral Documents upon the occurrence of a default thereunder, to grant or withhold approvals, to service the Abbey Loan upon the occurrence of an event of default thereunder and to exercise discretion with respect to any matter. Borrower shall not exercise or attempt to exercise any such right or remedy except at the written request of Agent and only in strict accordance with the instructions of Agent. Agent may, at its option, enforce or conduct any action for foreclosure (including nonjudicial foreclosure)under the Collateral Documents in its own name or in the name of Borrower, and Borrower specifically consents to any foreclosure (including nonjudicial foreclosure) under any or all of the Collateral Documents or any other action taken by Agent even though such action may release any person from personal liability on any of the Collateral Documents. Upon the exercise by Agent of any such remedies, any amount bid by Agent or any Lender at any sale of any of the Property or any other Collateral for the Collateral Note or Collateral Participation Documents may, at the option of Agent or such Lender, be deemed to be a credit bid of the indebtedness evidenced by the Collateral Note or the obligations payable under the Collateral Participation Documents and the indebtedness evidenced by the Note, or either or both of them; Agent shall be entitled to set off the amount of any such bid against any such indebtedness, all at the election of Agent, in its sole discretion; and any or all proceeds of the Collateral Note or Collateral Participation Documents may be applied against the indebtedness evidenced by the Note in such order as Agent and the Majority Banks shall elect in accordance with the Credit Agreement, and Agent or any Lender shall hold any property obtained by Agent or such Lender at any such sale free and clear of any interest or claims of Borrower, regardless of whether Agent shall have exercised any remedy under this Assignment with respect to any of the Collateral Documents, or shall have sold any of the Collateral Documents or obtained absolute title thereto pursuant to its rights and remedies under the Uniform Commercial Code. Borrower hereby agrees to pay to Agent, immediately upon demand, all costs and expenses, including without limitation attorney's fees, incurred by Agent in connection with the enforcement or foreclosure of any Collateral Documents, with interest from the date of expenditure at the rate for overdue payments specified in the Credit Agreement, to the extent permitted by applicable laws.

                                 ARTICLE SIX
                                 -----------

                                  REMEDIES
                                  --------

 6.01 Remedies. Upon the occurrence of any Event of Default, without prejudice to the rights of Agent to enforce claims against Borrower for damages for failure to fulfill any of its obligations under any of the Loan Documents, Agent, for the benefit of the Lenders, shall have, in addition to all other rights and remedies that Agent may have under this Assignment and by law, all of the rights and remedies hereinafter set forth, and it may exercise without further notice to Borrower, except as may be specifically required herein or in the other Loan Documents, any action deemed by Agent to be necessary or appropriate to the enforcement of the rights and remedies of Agent under the Assignment and the Loan Documents, including the exercise of any one, more, or all of the following remedies, in its sole discretion, without thereby waiving any of the others:

      (a) Agent shall have the right immediately to exercise all of its rights and remedies provided under the Notes, and any of the other Loan Documents.

      (b) Agent shall have the right to collect and to continue to collect all payments on the Collateral; to renew, extend, modify, amend, accelerate, accept partial payments on, make allowances and adjustments and issue credits with respect to, release, settle, compromise, compound, collect or otherwise liquidate, on terms acceptable to Agent, in whole or in part, the Collateral and any amounts owing thereon or any guaranty or security therefor; to enter into any other agreement relating to or affecting the Collateral; to give all consents, waivers and ratifications in respect of the Collateral and exercise all other rights, powers and remedies and otherwise act with respect thereto as if it were the owner thereof; and to enforce payments and prosecute any action or proceeding with respect to any and all of the Collateral and take or bring, in Agent's name or in the name of Borrower, all steps, actions, suits or proceedings deemed by Agent necessary or desirable to affect collection of or to realize upon the Collateral.

      (c) Agent shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as in effect at that time, including, without limitation, the right to take possession of any of the Collateral, and to sell or otherwise dispose of the same.

      (d) Agent shall have all of the rights and remedies of a lender under applicable general or statutory law.

      (e) Agent shall have the right to foreclose the liens and security interests created under this Assignment or under any other agreement relating to the Collateral by any available judicial procedure or without judicial process; and to sell, assign, lease or otherwise dispose of the Collateral or any part thereof, either at public or private sale, in lots or in bulk, for cash, on credit or for future delivery, or otherwise, with or without representations or warranties, and upon such terms as shall be acceptable to Agent in its sole discretion.

 6.02 Sale of Collateral. In the event Agent shall determine to sell the Collateral or any portion thereof, any such sale shall be held at such time or times and at such place or places as Agent may determine in the exercise of its sole discretion. Agent or any Lender may bid (which bid may be, in whole or in part, in the form of cancellation of Obligations) for and purchase for the account of Agent or such Lender or any nominee of Agent or such Lender the whole or any part of the Collateral. In the event that Agent or a Lender is the successful bidder at any public or private sale of the Collateral or any portion thereof, the amount bid by Agent or such Lender may be credited against the obligations as provided in Section 6.03. Agent shall not be obligated to make any sale of the Collateral if it shall determine not to do so regardless of the fact that notice of sale of the Collateral may have been given. Agent may, without notice or publication, adjourn any public sale from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. Any requirement of sending reasonable notice to Borrower, including, but not limited to, notice of the intended disposition of all or any portion of the Collateral, shall be deemed met if such notice is given to Borrower pursuant to the Credit Agreement at least ten (10) days before such disposition. Upon consummation of any sale of the Collateral, Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the Collateral sold absolutely free from claim or right on the part of Borrower, and Borrower hereby waives to the extent permitted by law all rights of redemption, stay and appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

 6.03 Application of Net Proceeds. The net cash proceeds resulting from the collection, liquidation, sale, lease or other disposition of the Collateral shall be applied to the payment and satisfaction, pro tanto, of the Obligations as provided in the Credit Agreement.

 6.04 No Limitation of Remedies. No remedy conferred upon or reserved to Agent herein or in any of the Loan Documents or in the Collateral is intended to be exclusive of any other remedy conferred upon or reserved to Agent under such instruments or under any applicable laws. Each such remedy shall be cumulative and concurrent and shall be in addition to each and every other remedy now or hereafter existing under such instruments or at law or in equity. No delay or omission by Agent to exercise any right, power or remedy provided in this Assignment, the Note, or the other Loan Documents or otherwise accruing upon any Event of Default shall impair in any manner any such right, power or remedy, or shall be construed to be a waiver of any such default or acquiescence therein, and each and every right, power and remedy of Agent may be exercised from time as often as may be deemed expedient by Agent.

 6.05 Rights Independent; Adequacy of Collateral. The security interest created hereunder is independent of any other security for the Obligations or the obligations of any other party or any guarantor, and upon the occurrence of an Event of Default hereunder, Agent may proceed in the enforcement hereof independently of any other right or remedy that Agent may at any time hold with respect to the Obligations or any other security or guaranty therefor. Agent may file a separate action or actions against Borrower hereunder, whether action is brought and prosecuted with respect to any other security or against any other party or any guarantor, or whether any other party or any guarantor is joined in any such action or actions.

 6.06 Performance of Borrower's Obligations. If Borrower fails to perform any agreement or covenant contained in this Assignment beyond any applicable period for notice and cure, Agent may itself perform, or cause to be performed, any agreement or covenant of Borrower contained in this Assignment which Borrower shall fail to perform, and the cost of such performance, together with any reasonable expenses, including reasonable attorneys' fees actually incurred (including attorneys' fees incurred in any appeal) by Agent in connection therewith, shall be payable by Borrower upon demand and shall constitute a part of the Obligations and shall bear interest at the rate for overdue amounts as set forth in the Credit Agreement.

                                ARTICLE SEVEN
                               --------------

                             GENERAL CONDITIONS
                             ------------------

 7.01 Indemnification. It is specifically understood and agreed that this Assignment shall not operate to place any responsibility or obligation whatsoever upon Agent, and that in accepting this Assignment, Agent neither assumes nor agrees to perform at any time whatsoever any obligation or duty of Borrower with respect to the Collateral, all of which obligations and duties shall be and remain with and upon Borrower. In furtherance of this Assignment, Borrower has delivered the Assignment and Acceptance Agreement to Agent, and it is specifically understood that in accepting the Assignment and Acceptance Agreement, Agent neither assumes nor agrees to perform any obligation or duty of Borrower with respect to the Assignment and Acceptance Agreement unless and until Agent exercises its rights pursuant to Section
4.03 of this Assignment. Borrower agrees to release, indemnify, defend and to hold harmless, and does hereby release, indemnify, defend and hold harmless, Agent and Lenders from and against any and all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including, without limitation, attorneys fees and expenses) imposed upon or incurred by Agent or any Lender by reason of this Assignment and any claim and demand whatsoever which may be asserted against Agent by reason of any alleged obligation or undertaking to be performed or discharged by Agent under or by reason of this Assignment. In the event Agent or any Lender incurs any such liability, obligation, claim, damage, penalty, costs or expenses under or by reason of this Assignment, or in the defense of any claims or demands arising out of or in connection with this Assignment, the amount of such liability, obligation, claim, damage, penalty, cost or expense shall be added to the Obligations, shall bear interest at the rate for overdue payments specified in the Credit Agreement from the date incurred until paid and shall be due and payable immediately upon demand.

 7.02 Further Assurances. Borrower agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements, documents and instruments as Agent may at any time request in connection with the administration or enforcement of this Assignment or related to the Collateral or any part thereof or in order to better assure and confirm unto Agent its rights, powers and remedies hereunder. Without limiting the generality of the foregoing, at any time and from time to time, upon request by Agent, Borrower will make, execute and deliver, or cause to be made, executed and delivered, to Agent and, where appropriate, cause to be recorded and/or filed and from time to time thereafter to be re-recorded and/or refiled at such time and in such offices and places as shall be deemed desirable by Agent, any and all such other and further assignments, endorsements, deeds to secure debt, mortgages, deeds of trust, security agreements, financing statements, continuation statements, instruments of further assurance, certificates and other documents as may, in the opinion of Agent, be necessary or desirable in order to effectuate, complete, or perfect, or to continue and preserve (a) the obligations of Borrower under this Assignment and (b) the security interest created by this Assignment as a first and prior security interest upon the Collateral. Upon any failure by Borrower so to do, Agent may make, execute, record, file, re-record and/or refile any and all such assignments, endorsements, deeds to secure debt, mortgages, deeds of trust, security agreements, financing statements, continuation statements, instruments, certificates, and documents for and in the name of Borrower, and Borrower hereby irrevocably appoints Agent the agent and attorney-in-fact with full power of substitution of Borrower so to do. This power is coupled with an interest.

 7.03 Expenses and Costs of Agent. Borrower agrees to pay to Agent all advances, charges, costs and expenses, including all reasonable attorney's fees, incurred or paid by Agent in exercising any right, power or remedy conferred by this Assignment, or in the enforcement thereof, whether or not an action is filed hereon, together with interest from the date of the expenditure at the rate for overdue payments specified in the Credit Agreement, to the extent permitted by applicable law, it being specifically understood and agreed by Borrower that all such advances, charges, costs and expenses shall constitute Obligations.

 7.04 Release of Collateral and Termination. Upon the payment and satisfaction in full of the Obligations and the termination of the obligation of the Lenders to make further advances to Borrower under the Credit Agreement, Agent, upon receipt of written request therefor from Borrower and at Borrower's expense, shall execute and deliver to Borrower such documents as may be necessary to release the liens and interests on the Collateral created by this Assignment.

 7.05 Security Interest Absolute. All rights of Agent, and the security interests hereunder, and all of the obligations secured hereby, shall be absolute and unconditional, irrespective of:

      (a) Any lack of validity or enforceability of the Loan Documents or any other agreement or instrument relating thereto;

      (b) Any change in the time (including the extension of the maturity date of the Notes), manner or place of payment of, or in any other term of, all or any of the Obligations or any other amendment or waiver of or any consent to any departure from the Loan Documents;

      (c) Any exchange, release or nonperfection of any other collateral for the Obligations, or any release or amendment or waiver of or consent to departure from any of the Loan Documents with respect to all or any part of the Obligations; or

      (d) Any other circumstance (other than payment of the Obligations in full) that might otherwise constitute a defense available to, or a discharge of, Borrower or any third party for the Obligations or any part thereof.

 7.06 Amendments and Waivers. No amendment or waiver of any provision of this Assignment nor consent to any departure therefrom shall in any event be effective unless the same shall be in writing and signed by Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No delay or omission of Agent to exercise any right, power or remedy accruing upon any Event of Default shall exhaust or impair any such right, power or remedy or shall be construed to be a waiver of any such Event of Default, or acquiescence therein; and every right, power and remedy given by this Assignment to Agent may be exercised from time to time and as often as may be deemed expedient by Agent. Failure on the part of Agent to complain of any act or failure to act which constitutes an Event of Default, irrespective of how long such failure continues, shall not constitute a waiver by Agent of Agent's rights hereunder or impair any rights, powers or remedies consequent on any Event of Default. Borrower hereby waives to the extent permitted by law all rights which Borrower has or may have under and by virtue of the Uniform Commercial Code as enacted in the State of New York, and any federal, state, county or municipal statute, regulation, ordinance, Constitution or charter, now or hereafter existing, similar in effect thereto providing any right of Borrower to notice and to a judicial hearing prior to seizure by Agent of any of the Collateral. Borrower hereby waives and renounces for itself, its heirs, successors and assigns, all rights to the benefits of any statute of limitations and any moratorium, reinstatement, marshaling, forbearance, valuation, stay, extension, homestead, redemption and appraisement now provided or which may hereafter be provided by the Constitution and laws of the United States and of any state thereof, both as to itself and in and to all of its property, real and personal, against the enforcement of this Agreement and the collection of any of the Obligations.

 7.07 Survival of Certain Agreements. Notwithstanding the repayment of the Obligations and the cancellation or transfer of the Loan Documents, or any foreclosure of or other realization upon the Collateral, the agreement of Borrower contained herein or in any of the other Loan Documents to pay the costs and expenses of Agent or the Lenders in connection with the Loan and all agreements of Borrower contained herein or in any of the other Loan Documents to indemnify and/or hold harmless Agent or the Lenders shall continue in full force and effect so long as there exists any possibility of expense or liability on the part of Agent or the Lenders.

 7.08 Law Governing. THIS ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK.

 7.09 Communications. All communications required or permitted under the terms of this Agreement shall be given in the manner set forth in the Credit Agreement.

 7.10 Incorporation. The following provisions of the Credit Agreement are hereby incorporated by reference as though fully set forth herein: Sections 22, 27, 28, 29 and 30.

 IN WITNESS WHEREOF, Borrower has executed this Assignment under seal, as of the day and year first above written.

                                    WELLSFORD FINANCE, INC.,
                                     a Maryland corporation



                                    By:  /s/ Gregory F. Hughes
                                         --------------------------------
                                         Name:  Gregory F. Hughes
                                         Title: Vice President and
                                                Treasurer

                               [CORPORATE SEAL]


                                  WITNESS:

 The undersigned has executed this Collateral Assignment solely for the purpose of witnessing the grant of power of attorney by Borrower to Agent, as described in this Collateral Assignment.


                                    Kim B. Ezzy
                                    -------------------------------------
                                    Print Name

STATE OF NEW YORK    )
                )
COUNTY OF NEW YORK   )



 The foregoing instrument was acknowledged before me this 11th day of January, 1999, by GREGORY F. HUGHES, as Treasurer, of Wellsford Finance, Inc., a Maryland corporation.

 WITNESS MY HAND and official seal.

 My commission expires:


                                    /s/ Kevin A. Carey
                                    ---------------------------------
                                    Notary Public


STATE OF NEW YORK    )
                )
COUNTY OF NEW YORK   )



 The foregoing instrument was acknowledged before me this 11th day of January, 1999, by KIM B. EZZY.

 WITNESS MY HAND and official seal.

 My commission expires:


                                    /s/ Kevin A. Carey
                                    ----------------------------------
                                    Notary Public

                                 EXHIBIT "A"

                            COLLATERAL DOCUMENTS
                            --------------------

1. First Amended and Restated Master Credit Agreement dated December 30, 1997, effective as of July 31, 1997, among The Woodlands Commercial Properties Company, L.P. ("Commercial Company"), The Woodlands Land Development Company, L.P. ("Land Company"), and BankBoston, N.A., individually and as Agent ("Agent"), Morgan Stanley Senior Funding, Inc., as Documentation Agent, and the other lending institutions which may now be or hereafter become parties thereto.

2. Commercial Company Second Secured Term Loan Note dated December 28, 1998 made by Commercial Company and Land Company to the order of Wellsford Finance, Inc. ("Borrower").

3. Land Company Second Secured Term Note dated December 28, 1998 made by Commercial Company and Land Company to the order of Borrower.

4. Deed of Trust and Security Agreement dated as of July 31, 1997 by Commercial Company for the benefit of Agent.

5. Assignment of Leases and Rents dated as of July 31, 1997 by Commercial Company to Agent.

6. Collateral Assignment of Interests dated as of July 31, 1997 by Commercial Company in favor of Agent.

7. Assignment of Deed of Trust and Security Agreement and other Collateral Documents dated as of December 30, 1997 by BankBoston, N.A., as Agent and BankBoston, N.A., as Agent.

8. First Amendment to Deed of Trust and Security Agreement and certain other Collateral Documents dated December 30, 1997 by and between Commercial Company, Land Company and Agent.

9. Amended and Restated Cash Collateral Account Agreement dated as of December 30, 1997, effective as of July 31, 1997 by and among Commercial Company, Land Company and Agent.

10. Amended and Restated Collateral Assignment of Documents dated December 30, 1997 by Commercial Company and Land Company to Agent.

11. Collateral Assignment of Documents dated December 30, 1997 by Commercial Company and Land Company to Agent.

12. Amended and Restated Indemnity Agreement Regarding Hazardous Materials dated December 30, 1997 by Commercial Company and Land Company for the benefit of Agent.

13.   Amended and Restated Agreement Regarding Negative Pledge dated
      December 30, 1997 by Crescent Real Estate Equities Limited Partnership, The Morgan Stanley Real Estate Fund II, L.P. and Crescent Operating, Inc. in favor of Agent.

14.   Intercreditor Agreement dated December 30, 1997 effective as of
      July 31, 1997 by and between BankBoston, N.A., for itself and as Agent, Morgan Stanley Senior Funding Inc., and the other lenders a party thereto.

15. UCC-1 Financing Statement naming The Woodlands Land Development Company, L.P. as Debtor and BankBoston, N.A., as Agent, as secured party filed with Texas Secretary of State.

16. UCC-1 Financing Statement naming The Woodlands Land Development Company, L.P. as Debtor and BankBoston, N.A., as Agent, as secured party filed with Tarrant County, Texas Clerk.

17. Loan Participation Agreement dated as of August 28, 1997 between Morgan Guaranty Trust Company of New York ("Morgan") and Wellsford Real Properties, Inc. ("WRP").

18. Assignment and Acceptance Agreement dated March 27, 1998, between WRP and Wellsford Capital ("Capital").

19. First Amendment to Participation Agreement, dated April 7, 1998, between Capital and Morgan.

20. Assignment and Acceptance Agreement dated December 28, 1998, between Capital and Borrower.

21.   Loan Participation Certificate dated December 28, 1998 from Morgan to
      WRP.


All rights, remedies, collateral instruments or other documents made or granted in favor of Borrower or its predecessors in interest in connection with the loans evidenced by the Loan Agreement described in Item 1, above, and the Participation Agreement described in Item 17, above and secured by the documents described in Items 2-16 and 18-21 above, (collectively the "Loans"), including, without limitation: (i) all guaranties, pledges, security interests, mortgages, deeds of trust, assignments of rents, assignments of management agreement, assignments of stock or partnership units, financing statements, or other rights, interests or collateral securing or guaranteeing payment of such Loans; and (ii) all other rights and remedies of the Borrower in connection with the Loans, whether provided by contract or otherwise available under applicable law or in equity, including, without limitation, all rights and remedies provided under any loan agreements, security agreements, indemnities, letters of credit, title insurance policies, fire and casualty insurance policies, flood hazard insurance policies, life insurance policies, escrow, accounts, certificates of deposit, proceeds, claims (including proofs of claim), demands, causes of action and judgments in favor of Borrower or its predecessors in interest relating to the Loans, or other instruments or documents made, issued or delivered to or in favor of Borrower or its predecessors in interest in connection with the Loans, all as the same may have been amended from time to time.

EXHIBIT "B"

ABBEY LOAN DOCUMENTS
--------------------